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                                                                   EXHIBIT 23.10

                CONSENT OF GILBERT LAUSTSEN JUNG ASSOCIATES LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-4 to our firm name and to our appraisal report relating to Canadian reserves for Devon Energy Corporation as of December 31, 2001, incorporated herein by reference.


                                     GILBERT LAUSTSEN JUNG ASSOCIATES LTD.

                                     By:   /s/ DANA B. LAUSTSEN
                                          ----------------------------------
                                          Dana B. Laustsen, P.Eng.
                                          Executive Vice-President

March 7, 2003
CALGARY, ALBERTA